EXHIBIT 99

PRESS RELEASE

Hallstead, Pa. – based Peoples Financial Services Corp. (PFIS) subsidiary Peoples National Bank filed an application with the Pennsylvania Department of Banking to convert from a national banking association to a state-chartered bank on September 13, 2010.

Peoples National Bank said the primary purpose for the charter change is to provide the bank with greater flexibility in executing its strategy of profitable growth and expansion. In addition, the bank anticipates significant annual cost savings going forward, the company said.

If approved, the newly state-chartered bank will operate as Peoples Neighborhood Bank. The conversion is expected to take place late in the fourth quarter, pending regulatory approval. The bank and its holding company expect that the transition from a national charter will be seamless for Peoples National Bank customers. Bank customers will not notice any changes in the bank’s services or operations and customers can continue to use their existing checks and deposit slips. There will be no changes in the bank’s hours or services.

Alan Dakey, President and CEO of Peoples National Bank stated, “The change to include neighborhood in our new name further demonstrates our commitment to the communities we serve and the principles of community banking. We will continue to deliver high quality service and products in the same manner that our customers have been accustomed to for the past 105 years.”

Peoples Financial Services Corp., Hallstead Pennsylvania, is the parent company of Peoples National Bank, an independent community bank with eleven community offices.  The community office locations are:  Hallstead, Hop Bottom, Susquehanna, and Montrose, in Susquehanna County, Pennsylvania; Nicholson, Tunkhannock and Meshoppen, in Wyoming County, Pennsylvania; Glenburn in Lackawanna County, Pennsylvania; and Conklin, Deposit, and Binghamton, in Broome County, New York, Peoples Advisors, LLC, a member-managed limited liability company for the purpose of providing investment advisory services to the general public, and Peoples Financial Capital Corporation which main activities are the maintenance and management of intangible investments and the collection and distribution of the income from such investments.

In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. We caution readers not to place undue reliance on these forward-looking statements. They only reflect management’s analysis as of this date. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: ineffectiveness of the business strategy due to changes in current or future market conditions; the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers’ ability to repay loans; the effects of competition; the effects of changes in laws and regulations on competition, including the enactment and implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; industry consolidation and development of competing financial products and services; interest rate movements; the inability to achieve acquisition-related synergies; difficulties in integrating distinct business operations, including information technology difficulties; disruption from the transaction making it more difficult to maintain relationships with customers and employees, and challenges in establishing and maintaining operations in new markets; volatilities in the securities markets; and, deteriorating economic conditions. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the Securities and Exchange Commission, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the Securities and Exchange Commission.